UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2009

CREDIT ACCEPTANCE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25505 West Twelve Mile Road, Southfield, Michigan		48034-8339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-353-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 24, 2009, Credit Acceptance Corporation (the "Company’) executed the Third Amended and Restated Loan and Security Agreement ("Warehouse Amendment"), dated as of August 24, 2009 among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, Variable Funding Capital Company LLC, Wells Fargo Securities, LLC, and Wells Fargo Bank, National Association. The Warehouse Amendment extends the maturity date of the $325.0 million Warehouse facility from August 26, 2009 to August 23, 2010. In addition, the interest rate was increased from a floating rate equal to the commercial paper rate plus 1% to the commercial paper rate plus 5%. In addition, under the terms of the extension, the minimum levels for the three month average Net Yield Percentage to avoid early amortization or termination of the facility were reduced from 6% and 5% respectively, to 2% and 1% respectively. The Net Yield Percentage for any month is equal to the product of (i) 12, and (ii) 20% of collections less the amount of interest and fees due on the facility, divided by the average borrowing base during the month. Finally, the agreement was modified to provide that in the event that the facility is not renewed and the borrower is in compliance with the terms and conditions of the agreement, the facility will amortize for twelve months. During this time, the outstanding debt will be paid down through the collections on the contributed assets. At the end of the 12-month period, the balance of the facility will be due and payable. There were no other material changes to the terms of the facility.

The Warehouse Amendment is attached as Exhibit 4(f)(121) to this Form 8-K and incorporated herein by reference. The Warehouse Amendment is also summarized in a press release issued by the Company on August 24, 2009, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On August 24, 2009, the Company issued a press release announcing the execution of the Warehouse Amendment. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4(f)(121) Third Amended and Restated Loan and Security Agreement, dated as of August 24, 2009 among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, Variable Funding Capital Company LLC, Wells Fargo Securities, LLC, and Wells Fargo Bank, National Association.

99.1 Press Release dated August 24, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

August 27, 2009	By:	/s/ Douglas W. Busk

Name: Douglas W. Busk
Title: Senior Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description

4.(f)(121)	Third Amended and Restated Loan and Security Agreement, dated as of August 24, 2009 among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, Variable Funding Capital Company LLC, Wells Fargo Securities, LLC, and Wells Fargo Bank, National Association.
99.1	Press Release dated August 24, 2009.